SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) April 22, 1998
                                                 --------------

                  INVESTMENT INCOME PROPERTIES OF AMERICA, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                   033-95758                     65-0544042
         -------                   ---------                     ----------
(State or other jurisdiction    (Commission File              (IRS Employer
 or incorporation)                   Number)                 Identification No.)



             950 N. Federal Hwy, Suite 219, Pompano Beach, FL 33062
             ------------------------------------------------------
           (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 783-2004

                 -----------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On May 1, 1998, Investment Income Properties of America, Inc. (the "Company") was advised by its auditors Grant Thornton, LLP ("Grant") that Grant had resigned as the Company's auditors effective immediately. Grant based its decision to resign on an allegation that the Company filed its December 31, 1997 Form 10-KSB with the Securities and Exchange Commission ("SEC") without Grant's consent on April 22, 1998. The Company is actively seeking a replacement auditing firm.

         (b) During either of the two most recent fiscal years, and any subsequent interim period, Grant's reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During either of the two most recent fiscal years, and any subsequent interim period, there have not been any disagreements between Grant and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events between Grant and the Company.

         (c) The Company delivered a copy of this Form 8-K report to Grant on May 11, 1998. The Company has attached as an Exhibit hereto, a letter from Grant addressed to the SEC stating that it agrees with the statements made by the Company in response to Item 4 hereof.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits:

         16.2 Letter of Grant Thornton LLP pursuant to Item 304(a)(2) of Regulation S-B.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INVESTMENT INCOME PROPERTIES OF  AMERICA, INC.


                                  By:
                                        Fredric B. Layne, President



DATED:  May 15, 1998



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